SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2007

NOBLE INTERNATIONAL, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-13581	38-3139487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28213 Van Dyke Avenue Warren, Michigan	48093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (586) 751-5600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On August 31, 2007, Noble International, Ltd. announced the completion of its strategic business combination in which it has acquired substantially all of ArcelorMittal’s Tailored Blank Arcelor laser-welding operations. Noble’s shareholders approved the transaction at the Company’s annual shareholder meeting held August 30, 2007. The text of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release issued by Noble International, Ltd. on August 31, 2007

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE INTERNATIONAL, LTD.,
a Delaware corporation (registrant)

Dated: August 31, 2007	By:	/s/ Andrew J. Tavi
Andrew J. Tavi
Vice President and General Counsel

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EXHIBIT INDEX

No.	Description of Exhibit
99.1	Press Release issued by Noble International, Ltd. on August 31, 2007

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